UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2003

DIRECTV HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DIRECTV Holdings LLC – DELAWARE	33-106529	25-1902628
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2230 East Imperial Highway

El Segundo, California 90245

(310) 964-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

ITEM 5.	OTHER EVENTS

DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (collectively, “DIRECTV”) announced the completion of its offer to exchange an aggregate principal amount of up to $1.4 billion of DIRECTV’s newly issued 8 3/8% Senior Notes due March 15, 2013, which have been registered under the Securities Act of 1933, as amended, for a like principal amount of DIRECTV’s outstanding unregistered 8 3/8% Senior Notes due March 15, 2013 from the holders thereof.

At least $1.39 billion, or approximately 99%, of the outstanding aggregate principal amount of the original notes had been validly tendered by holders and accepted for exchange by DIRECTV.

A copy of the press release titled “DIRECTV Closes Exchange Offer” concerning the completion of the exchange offer, dated September 24, 2003, is filed herewith as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit.

Exhibit No.	Exhibit

99.1	Press Release, dated September 24, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC (Registrant)

Date:	September 25, 2003	By:	/s/ KEITH A. CAUSEY
Keith A. Causey Vice President and Controller

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated September 24, 2003.